UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 11, 2023
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
135 Rennell Drive, 3rd Floor Fairfield, CT 06890
(Address of principal executive offices and zip code)
(203) 718-5960
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On December 11, 2023, Greenidge Generation Holdings Inc. (“Greenidge” or the “Company”) entered into a master services agreement (the “MSA”) with Infinite Reality, Inc. (“Infinite Reality”), a private company engaged in the business of developing immersive experiences for clients in digital content creation, distribution and commercialization, and audience and community engagement. Pursuant to the MSA, Greenidge will deliver or cause to be delivered to Infinite Reality and/or Infinite Reality’s clients access to graphics processing units (“GPUs”) and other data center services (collectively, the “Services”) based upon orders submitted by Infinite Reality to Greenidge from time to time (the “Orders”) during the term of the MSA, which is four (4) years, subject to a one-time option by Infinite Reality to extend the term for an additional four (4) years. Under the MSA, Greenidge will have the exclusive right to provide the Services to Infinite Reality subject to Greenidge’s continuing compliance with certain performance covenants in the MSA. The MSA also provides that the parties will engage in good faith, commercially reasonable discussions to explore the development, construction, and operation by Greenidge of a data center utilizing GPUs on terms and conditions to be negotiated and mutually agreed upon by the parties (the “New Data Center”).

In addition to payments to be received by the Company pursuant to the MSA in connection with providing Services from time to time, simultaneously upon the execution and delivery of the MSA, (i) Greenidge and Infinite Reality have also entered into an equity exchange agreement pursuant to which the parties will exchange shares of common stock in one another (the “Equity Exchange Agreement”), (ii) Greenidge issued to Infinite Reality a one-year common stock purchase warrant (the “Greenidge Warrant”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Greenidge Common Stock”), and (iii) Infinite Realty issued to Greenidge a one-year common stock purchase warrant (the “Infinite Reality Warrant”) pursuant to which the Company has the right to purchase shares of common stock of Infinite Reality, par value $0.001 per share (the “Infinite Reality Common Stock”).
Upon the entering into of the Equity Exchange Agreement, (i) the Company shall issue to Infinite Reality 180,000 shares of Greenidge Common Stock, which shares will not be registered, and for purposes of the Equity Exchange Agreement, are valued at $8.33 per share, or an aggregate value of approximately $1.5 million, and (ii) Infinite Reality shall issue to the Company 280,374 shares of Infinite Reality Common Stock having an aggregate value of approximately $1.5 million based on a current valuation of Infinite Reality of $2.5 billion.

The Greenidge Warrant is exercisable at any time and from time to time by Infinite Reality for up to 180,000 shares of Greenidge Common Stock during the one-year term of the warrant at an exercise price of $7.00 per share, provided, however, that the Company is obligated to use all of the proceeds from the exercise of the Greenidge Warrant to fund the development of the New Data Center. The Infinite Reality Warrant is exercisable at any time and from time to time by Greenidge for up to 235,754 Infinite Reality Shares during the one -year term of the warrant at an exercise price of $5.35 per share, the proceeds of which are to be used for general working capital purposes.

The foregoing descriptions of the MSA, the Equity Exchange Agreement, the Greenidge Warrant and the Infinite Reality Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, which are incorporated by reference herein.

Item 3.02 – Unregistered Sale of Equity Securities

The information contained above in Item 1.01 is incorporated by reference into this Item 3.02.

The shares of Greenidge Common Stock to be issued under the Equity Exchange Agreement and that may be issued pursuant to the exercise of the Greenidge Warrant are being offered and sold in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) of the Securities Act. Infinite Reality has represented to the Company in the Equity Exchange Agreement and in the Greenidge Warrant that it is an “accredited investor,” as defined in Rule 501(a) of Regulation D under the Securities Act and is acquiring such shares under the Exchange Agreement for investment purposes only and not with a view towards the public sale or distribution thereof in violation of applicable U.S. federal securities laws or applicable state securities laws.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Master Services Agreement, dated December 11, 2023, by and between Greenidge Generation Holdings Inc., a Delaware corporation, and Infinite Reality, Inc., a Delaware corporation.

10.2	Equity Exchange Agreement, dated December 11, 2023, by and between Greenidge Generation Holdings Inc., a Delaware corporation, and Infinite Reality, Inc., a Delaware corporation.

10.3	Common Stock Purchase Warrant, dated December 11, 2023, issued by Greenidge Generation Holdings Inc., a Delaware corporation, to Infinite Reality, Inc., a Delaware corporation.

10.4	Common Stock Purchase Warrant, dated December 11, 2023, issued by Infinite Reality, Inc., a Delaware corporation, to Greenidge Generation Holdings Inc., a Delaware corporation.

99.1	Press Release dated December 12, 2023 issued by Greenidge Generation Holdings Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of December, 2023.

Greenidge Generation Holdings Inc.

By:	/s/ Christian Mulvihill
Name:	Christian Mulvihill
Title:	Chief Financial Officer